Exhibit 10.23

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Contract”), dated July 1, 2011, is made in the People’s Republic of China (the “PRC”), by and between:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited (“Pledgee”)
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Xueling Li (“Pledgor”)
Address:

The Pledged equity interest is about the company called Beijing Tuda Science and Technology Company Limited. The registration number is 110108008398900.

(Pledgor and Pledgee individually, a “Party”; collectively, the “Parties”).

WHEREAS

1.	The Pledgor is a Chinese citizen in the PRC, holding 97.7% equity interests of Beijing Tuda Science and Technology Company Limited (the “Company”) as of the date hereof, formerly pledged RMB0.167 million per ten thousand shares, now applying to pledge RMB0.81 million per ten thousand shares. The Company is a limited liability company registered in Beijing, the PRC, engaged in the Internet-based value-added telecommunications services. Party B will cause the Company to confirm the rights and obligations of the Pledgor and the Pledgee under this Contract and to provide necessary assistance for the registration of such pledge.

2.	The Pledgee is a limited liability company registered in Beijing. The Pledgee, the Pledgor and/or the Company entered into a series of legal documents, including an Exclusive Business Cooperation Agreement, which are made for the purpose of formation of the Pledgee’s control over the Company (“Controlling Agreements”).

3.	The Pledgor agrees to pledge all of its equity interests in the Company to the Pledgee as security for the performance of the obligations hereunder by Party B and/or the Company.

NOW, THEREFORE, the Parties agree as follows through friendly negotiations:

1.	Definitions

Unless otherwise required in the context, in this Contract:

1.1	Pledge means the secured property rights granted to the Pledgee by the Pledgor in accordance with Section 2 of this Contract, i.e., the right of the Pledgee to be compensated at first priority with respect to the price of sale or disposal of such equity interests pledged to the Pledgee by the Pledgor.

1.2	Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company now and in the future.

1.3	Pledged Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company, to be pledged by the Pledgor.

1.4	Pledge Term means the period as specified in Section 3 of this Contract.

1.5	Major Contracts mean the agreements listed in Appendix 1 hereto, including a series of Controlling Agreements by and among the Pledgor and/or the Company and the Pledgee, such as the Exclusive Business Cooperation Agreement.

1.6	An Breaching Event means any event listed in Section 7 hereof.

1.7	Default Notice means the notice given by the Pledgee regarding the Breaching Event in accordance with this Contract.

2.	Pledge

The Pledgor hereby pledges any and all equity interests of the Company owned by it now and in the future as security for its timely and complete performance of the Pledgor’s obligations to discharge of liabilities, other monetary payments, as well as all other obligations under the Major Contracts, no matter the monetary payment obligation becomes due and payable as a result of its maturity, demand of earlier collection or any other reasons.

3.	Pledge Term

3.1	This Pledge becomes effective immediately after the equity interests pledged hereunder is recorded on the share register of the Company, and remains valid until Party B is no longer authorized as shareholder of the Company. Each Party agrees that the Pledgor shall record the equity interests pledge under this Contract on the share register of the Company within three (3) business days upon the execution hereof.

3.2	During the Pledge Term, if Party B fails to perform the obligations in accordance with the provisions of the Major Contracts, the Pledgee is entitled, however not obligated, to dispose the Pledged Equity Interests pursuant to law and this Contract.

4.	Custody of Pledge Certificate

4.1	During the Pledge Term, the Pledgor shall deliver its capital contribution certificate and the share register of the Company in which the pledge is recorded to the custody of the Pledgee. The Pledgor shall deliver the abovementioned capital contribution certificate and the share register of the Company in which the pledge is recorded to the Pledgee within one (1) week upon the execution of this Contract. And the Pledgee shall remain the custodian of such documents throughout the whole Pledge Term as mentioned herein.

4.2	During the Pledge Term, the Pledgee has the right to collect the dividends arising from the Equity Interests.

5.	Pledgor’s Representations and Warranties

5.1	The Pledgor is the only legal owner of the Equity Interests.

5.2	The Pledgee has the right to dispose or transfer the Equity Interests according to the ways as described in this Contract.

5.3	The Pledgor has not created any other pledge or other security interest over the Equity Interests, except for this Pledge.

6.	Pledgor’s Undertakings and Confirmation

6.1	During the term of this Contract, the Pledgor undertakes to the Pledgee that:

6.1.1	Without prior written consent of the Pledgee, the Pledgor may not transfer the Equity Interests, or create or allow the creation of any new pledge or any other encumbrances upon the Equity Interests, except for the purpose of performance of the Major Contracts;

6.1.2	The Pledgor will abide by the provisions of all laws and regulations related to the Pledge, and upon receiving any notice, order or direction given or formulated by any competent authority with respect to the Pledge, the Pledgor will notify the Pledgee of such notice, order or direction within five (5) days upon the receipt thereof, and comply with such notice, order or direction, or submit any dissenting opinions and statements at the request of the Pledgee or with the consent of the Pledgee;

6.1.3	The Pledgor will immediately notify the Pledgee of any event or notice received which may possibly affect the Equity Interests of the Pledgee or any part of the Plegee’s rights, and any other event or received notice which may possibly change the warrants and obligations of the Pledgor under this Contract, or the performance of obligations hereunder by the Pledgor.

6.2	The Pledgor agrees that, the rights granted to the Pledgee regarding the Pledge in accordance with this Contract shall not be interrupted or impaired by any legal proceedings initiated by the Pledgor, its successors, its authorized persons, or any other person.

6.3	The Pledgor warrants to the Pledgee that, for safeguarding or consummating the guaranty regarding the transfer of earnings under the Major Contracts in accordance with this Contract, the Pledgor will faithfully sign, or cause the other party materially related to the Pledge to sign, all the right certificates or instruments as required by the Pledgee, and/or take, or cause the other party materially related to the Pledge to take, any acts as required by the Pledgee, facilitate the exercise of rights and authorizations granted to the Pledgee hereunder, enter into any documents related to the ownership of the Equity Interests with the Pledges or its designated persons (natural person/legal person), and provide to the Pledgee any and all notices, orders and decisions relating to the Pledge as deemed necessary by the Pledgee within the reasonable period.

6.4	The Pledgor warrants to the Pledgee that, the Pledgor will abide by and perform all the warrants, undertakings, agreements, representations and conditions under this Contract, and the Pledgor will indemnify the Pledgee of all losses incurred that is caused by the failure in or partial failure in the performance of such warrants, undertakings, agreements, representations on conditions by the Pledgor.

7.	Breaching Event

7.1	Any of the following is deemed as an Breaching Event:

7.1.1	Party B fails to transfer the earnings under the Major Contracts in full and according to the timeline, or commits any act in violation of the Major Contracts and this Contract;

7.1.2	Any of representations or warrants made by the Pledgor in Section 5 hereof is materially misleading or wrong, and/or, the Pledgor breaches any of the representations or warrants made by the Pledgor in Section 5 hereof;

7.1.3	The Pledgor fails to record the Pledge on the share register of the Company in accordance with Clause 3.1;

7.1.4	The Pledgor breaches any provision of this Contract;

7.1.5	Except for the circumstance agreed to in Clause 6.1.1, the Pledgor waives the Pledged Equity Interests, or transfers or intends to transfer the Pledged Equity Interests without the prior written consent of the Pledgee;

7.1.6	Any external borrowings, guaranties, indemnification, undertakings or any other liabilities of the Pledgor (1) shall be repaid or performed earlier due to its default; or (2) cannot be repaid or performed when due;

7.1.7	Any or all consents, permits, approvals or authorizations from the governmental authorities necessary for the enforceability, legality or validity of this Contract, are revoked, suspended, invalidated, or materially changed;

7.1.8	Promulgation of application laws makes this Contract becomes illegal, or the Pledgor cannot continue the performance of its obligations hereunder;

7.1.9	Any adverse change to assets owned by the Pledgor makes the Pledgee to believe that the ability of the Pledgor to perform its obligations hereunder has been affected;

7.1.10	Any other circumstance which makes the Pledgee unable or possibly unable to dispose the Pledge in accordance with applicable laws.

7.2	The Pledgor shall immediately notify the Pledgee in writing of the occurrence of any event mentioned in Clause 7.1 or any event which may cause the occurrence of any abovementioned event.

7.3	Unless any of the abovementioned Breaching Event has been resolved to the satisfaction of the Pledgee, the Pledgee is entitled to give a written Default Notice to the Pledgor anytime upon or following the occurrence of any Breaching Event of the Pledgor, requiring the Pledgee to dispose the Pledge in accordance with Section 8 of this Contract.

8.	Exercise of Pledge

8.1	The Pledgor should not transfer any of the Equity Interests of the Company owned by it before the liabilities are discharged and all other material obligations are performed under the Major Contracts.

8.2	The Pledgee may give a Default Notice to the Pledgor when exercising the Pledge.

8.3	Subject to Clause 7.3, the Pledgee may exercise the right to dispose the Pledge at the same time or at anytime after the Pledgee gives the Default Notice in accordance with Clause 7.2. The Pledgor no longer owns any right or benefit in relation to the Equity Interests once the Pledgee decides to exercise the right to dispose the Pledge.

8.4	As of the occurrence of any Breaching Event, the Pledgee is entitled to dispose the Pledged Equity Interests according to legal procedure, to the extent allowed by laws and in accordance with applicable laws, and does not need to distribute any of the proceedings of such disposal to the Pledgor; the Pledgor hereby waives the contingent right to require for distribution from the Pledgee of any proceedings of such disposal. Similarly, the Pledgor should not be held liable for any losses which the Pledgee may incur by following the disposal of the Pledged Equity Interests.

8.5	As the Pledgee disposes the Pledge in accordance with this Contract, the Pledgor and the Company shall provide assistance necessary for the realization of the Pledge by the Pledgee.

9.	Transfer

9.1	Unless with the prior consent of the Pledgee, the Pledgor has no right to grant or transfer any of its rights and obligations hereunder.

9.2	This Contract shall be binding upon the Pledgor and its successors and permitted assigns, and inure to the benefit of the Pledgee and its successors and permitted assigns.

9.3	The Pledgee has the right to, at anytime, transfer any of its rights and obligations under the business cooperation agreement to its designated person (natural person/legal person), and under such circumstance, the assigns shall enjoy and assume the same rights and obligations same to which the Pledgee enjoys and assumes under this Contract, as if the assigns is the original party to the Contract. When the Pledgee transfers any of its rights and obligations under the business cooperation agreement, the Pledgor shall sign any necessary agreement and/or instruments at the request of the Pledgee.

9.4	After the Pledgee changes upon the transfer, the Pledgor shall enter into a new pledge contract containing the content substantially same to this Contract with the new pledgee.

9.5	The Pledgor shall strictly comply with the provisions of this Contract and any other contract entered into with any other party or parties, perform the obligations under this Contract and other contracts, and should not take any action/non-action which may substantially affect the validity and enforceability of the abovementioned contracts. Unless with the written direction of the Pledgee, the Pledgor should not exercise its remaining rights regarding the Pledged Equity Interests.

10.	Termination

This Contract terminates once the transfer of the proceedings arising from the Major Contracts is completed, and the Pledgor no longer assumes any obligations under the Major Contracts and is no longer authorized as shareholder of the Company. And the Pledgee shall cancel or revoke this Contract as soon as practical upon the termination of this Contract.

11.	Costs and Expenses

Any and all costs and expenses actually incurred in connection with this Contract, including but not limited to legal expenses, costs, stamp duty, as well as any other taxes and fees, will be fully borne by Party A.

12.	Confidentiality

Each Party recognizes and confirms this Contract, the content of this Contract, and any and all oral and written information exchanged among them for the preparation and performance of this Contract shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (a) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Contract, or (b) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (c) any information disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Contract for any reason.

13.	Applicable Law and Dispute Resolution

The formation of this Contract, its validity, interpretation, performance, change, and termination of this Contract, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC.

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Contract through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Beijing in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

In the event of any dispute arising from the interpretation or performance of this Contract, and in the course of the arbitration of any dispute, each Party shall continue the performance of its rights and obligations hereunder excepted for those disputed ones.

14.	Notices

All the notices and other communications required by or sent pursuant to this Contract shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused; or

the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

Each Party’s address for purpose of notice is as follows:

Pledgee:	Duowan Entertainment Corporation
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Xueling Li
Facsimile:

Pledgor:	Xueling Li
Address:	No.2, Haiyuncang Hutong, Dongcheng District, Beijing
Facsimile:

Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

15.	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Contract shall not be affected in any aspect. The Parties shall in good faith, endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties, to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

16.	Appendices

The appendix hereto is an integral part of this Contract.

17.	Effectiveness

Any amendment, supplement or change to this Contract shall be made in writing, and can only become effective with the signatures or seals of the Parties and registration with governmental authorities in accordance with applicable rules (if applicable).

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Equity Pledge Contract to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

By Authorized Representative: (Seal)
Date:

Party B:	Xueling Li

By:	/s/ Xueling Li
Date:

Appendix 1

List of Major Contracts

1.	Exclusive Business Cooperation Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company Limited and Beijing Tuda Science and Technology Company Limited.

2.	Exclusive Option Agreement, dated May 27, 2011, by and among Duowan Entertainment Information Technology (Beijing) Company, Xueling Li and Beijing Tuda Science and Technology Company Limited.

3.	Exclusive Technology Support and Technology Services Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company and Beijing Tuda Science and Technology Company Limited.

4.	Power of Attorney, dated May 27, 2011, signed by Xueling Li

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Contract”), dated July 1, 2011, is made in the People’s Republic of China (the “PRC”), by and between:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited (“Pledgee”)
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Bin Zhao (“Pledgor”)
Address:

The Pledged equity interest is about the company called Beijing Tuda Science and Technology Company Limited. The registration number is 110108008398900.

(Pledgor and Pledgee individually, a “Party”; collectively, the “Parties”).

WHEREAS

4.	The Pledgor is a Chinese citizen in the PRC, holding 1.5334% equity interests of Beijing Tuda Science and Technology Company Limited (the “Company”) as of the date hereof, pledged equity interests are RMB15.334 thousand per ten thousand shares. The Company is a limited liability company registered in Beijing, the PRC, engaged in the Internet-based value-added telecommunications services. Party B will cause the Company to confirm the rights and obligations of the Pledgor and the Pledgee under this Contract and to provide necessary assistance for the registration of such pledge.

5.	The Pledgee is a limited liability company registered in Beijing. The Pledgee, the Pledgor and/or the Company entered into a series of legal documents, including an Exclusive Business Cooperation Agreement, which are made for the purpose of formation of the Pledgee’s control over the Company (“Controlling Agreements”).

6.	The Pledgor agrees to pledge all of its equity interests in the Company to the Pledgee as security for the performance of the obligations hereunder by Party B and/or the Company.

NOW, THEREFORE, the Parties agree as follows through friendly negotiations:

1.	Definitions

Unless otherwise required in the context, in this Contract:

1.1	Pledge means the secured property rights granted to the Pledgee by the Pledgor in accordance with Section 2 of this Contract, i.e., the right of the Pledgee to be compensated at first priority with respect to the price of sale or disposal of such equity interests pledged to the Pledgee by the Pledgor.

1.2	Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company now and in the future.

1.3	Pledged Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company, to be pledged by the Pledgor.

1.4	Pledge Term means the period as specified in Section 3 of this Contract.

1.5	Major Contracts mean the agreements listed in Appendix 1 hereto, including a series of Controlling Agreements by and among the Pledgor and/or the Company and the Pledgee, such as the Exclusive Business Cooperation Agreement.

1.6	An Breaching Event means any event listed in Section 7 hereof.

1.7	Default Notice means the notice given by the Pledgee regarding the Breaching Event in accordance with this Contract.

2.	Pledge

The Pledgor hereby pledges any and all equity interests of the Company owned by it now and in the future as security for its timely and complete performance of the Pledgor’s obligations to discharge of liabilities, other monetary payments, as well as all other obligations under the Major Contracts, no matter the monetary payment obligation becomes due and payable as a result of its maturity, demand of earlier collection or any other reasons.

3.	Pledge Term

3.1	This Pledge becomes effective immediately after the equity interests pledged hereunder is recorded on the share register of the Company, and remains valid until Party B is no longer authorized as shareholder of the Company. Each Party agrees that the Pledgor shall record the equity interests pledge under this Contract on the share register of the Company within three (3) business days upon the execution hereof.

3.2	During the Pledge Term, if Party B fails to perform the obligations in accordance with the provisions of the Major Contracts, the Pledgee is entitled, however not obligated, to dispose the Pledged Equity Interests pursuant to law and this Contract.

4.	Custody of Pledge Certificate

4.1	During the Pledge Term, the Pledgor shall deliver its capital contribution certificate and the share register of the Company in which the pledge is recorded to the custody of the Pledgee. The Pledgor shall deliver the abovementioned capital contribution certificate and the share register of the Company in which the pledge is recorded to the Pledgee within one (1) week upon the execution of this Contract. And the Pledgee shall remain the custodian of such documents throughout the whole Pledge Term as mentioned herein.

4.2	During the Pledge Term, the Pledgee has the right to collect the dividends arising from the Equity Interests.

5.	Pledgor’s Representations and Warranties

5.1	The Pledgor is the only legal owner of the Equity Interests.

5.2	The Pledgee has the right to dispose or transfer the Equity Interests according to the ways as described in this Contract.

5.3	The Pledgor has not created any other pledge or other security interest over the Equity Interests, except for this Pledge.

6.	Pledgor’s Undertakings and Confirmation

6.1	During the term of this Contract, the Pledgor undertakes to the Pledgee that:

6.1.1	Without prior written consent of the Pledgee, the Pledgor may not transfer the Equity Interests, or create or allow the creation of any new pledge or any other encumbrances upon the Equity Interests, except for the purpose of performance of the Major Contracts;

6.1.2	The Pledgor will abide by the provisions of all laws and regulations related to the Pledge, and upon receiving any notice, order or direction given or formulated by any competent authority with respect to the Pledge, will the Pledgor notify the Pledgee of such notice, order or direction within five (5) days upon the receipt thereof, and at same comply with such notice, order or direction, or submit any dissenting opinions and statements at the request of the Pledgee or with the consent of the Pledgee;

6.1.3	The Pledgor will immediately notify the Pledgee of any event or notice received which may possibly affect the Equity Interests of the Pledgee or any part of the Plegee’s rights, and any other event or received notice which may possibly change the warrants and obligations of the Pledgor under this Contract, or the performance of obligations hereunder by the Pledgor.

6.2	The Pledgor agrees that, the rights granted to the Pledgee regarding the Pledge in accordance with this Contract shall not be interrupted or impaired by any legal proceedings initiated by the Pledgor, its successors, its authorized persons, or any other person.

6.3	The Pledgor warrants to the Pledgee that, for safeguarding or consummating the guaranty regarding the transfer of earnings under the Major Contracts in accordance with this Contract, the Pledgor will faithfully sign, or cause the other party materially related to the Pledge to sign, all the right certificates or instruments as required by the Pledgee, and/or take, or cause the other party materially related to the Pledge to take, any acts as required by the Pledgee, facilitate the exercise of rights and authorizations granted to the Pledgee hereunder, enter into any documents related to the ownership of the Equity Interests with the Pledges or its designated persons (natural person/legal person), and provide to the Pledgee any and all notices, orders and decisions relating to the Pledge as deemed necessary by the Pledgee within the reasonable period.

6.4	The Pledgor warrants to the Pledgee that, the Pledgor will abide by and perform all the warrants, undertakings, agreements, representations and conditions under this Contract, and the Pledgor will indemnify the Pledgee of all losses incurred that is caused by the failure in or partial failure in the performance of such warrants, undertakings, agreements, representations or conditions by the Pledgor.

7.	Breaching Event

7.1	Any of the following is deemed as an Breaching Event:

7.1.1	Party B fails to transfer the earnings under the Major Contracts in full and according to the timeline, or commits any act in violation of the Major Contracts and this Contract;

7.1.2	Any of representations or warrants made by the Pledgor in Section 5 hereof is materially misleading or wrong, and/or, the Pledgor breaches any of the representations or warrants made by the Pledgor in Section 5 hereof;

7.1.3	The Pledgor fails to record the Pledge on the share register of the Company in accordance with Clause 3.1;

7.1.4	The Pledgor breaches any provision of this Contract;

7.1.5	Except for the circumstance agreed to in Clause 6.1.1, the Pledgor waives the Pledged Equity Interests, or transfers or intends to transfer the Pledged Equity Interests without the prior written consent of the Pledgee;

7.1.6	Any external borrowings, guaranties, indemnification, undertakings or any other liabilities of the Pledgor (1) shall be repaid or performed earlier due to its default; or (2) cannot be repaid or performed when due;

7.1.7	Any or all consents, permits, approvals or authorizations from the governmental authorities necessary for the enforceability, legality or validity of this Contract, are revoked, suspended, invalidated, or materially changed;

7.1.8	Promulgation of application laws makes this Contract becomes illegal, or the Pledgor cannot continue the performance of its obligations hereunder;

7.1.9	Any adverse change to assets owned by the Pledgor makes the Pledgee to believe that the ability of the Pledgor to perform its obligations hereunder has been affected;

7.1.10	Any other circumstance which makes the Pledgee unable or possibly unable to dispose the Pledge in accordance with applicable laws.

7.2	The Pledgor shall immediately notify the Pledgee in writing of the occurrence of any event mentioned in Clause 7.1 or any event which may cause the occurrence of any abovementioned event.

7.3	Unless any of the abovementioned Breaching Event has been resolved to the satisfaction of the Pledgee, the Pledgee is entitled to give a written Default Notice to the Pledgor anytime upon or following the occurrence of any Breaching Event of the Pledgor, requiring the Pledgee to dispose the Pledge in accordance with Section 8 of this Contract.

8.	Exercise of Pledge

8.1	The Pledgor should not transfer any of the Equity Interests of the Company owned by it before the liabilities are discharged and all other material obligations are performed under the Major Contracts.

8.2	The Pledgee may give a Default Notice to the Pledgor when exercising the Pledge.

8.3	Subject to Clause 7.3, the Pledgee may exercise the right to dispose the Pledge at the same time or at anytime after the Pledgee gives the Default Notice in accordance with Clause 7.2. The Pledgor no longer owns any right or benefit in relation to the Equity Interests once the Pledgee decides to exercise the right to dispose the Pledge.

8.4	As of the occurrence of any Breaching Event, the Pledgee is entitled to dispose the Pledged Equity Interests according to legal procedure, to the extent allowed by laws and in accordance with applicable laws, and does not need to distribute any of the proceedings of such disposal to the Pledgor; the Pledgor hereby waives the contingent right to require for distribution from the Pledgee of any proceedings of such disposal. Similarly, the Pledgor should not be held liable for any losses which the Pledgee may incur by following the disposal of the Pledged Equity Interests.

8.5	As the Pledgee disposes the Pledge in accordance with this Contract, the Pledgor and the Company shall provide assistance necessary for the realization of the Pledge by the Pledgee.

9.	Transfer

9.1	Unless with the prior consent of the Pledgee, the Pledgor has no right to grant or transfer any of its rights and obligations hereunder.

9.2	This Contract shall be binding upon the Pledgor and its successors and permitted assigns, and inure to the benefit of the Pledgee and its successors and permitted assigns.

9.3	The Pledgee has the right to, at anytime, transfer any of its rights and obligations under the business cooperation agreement to its designated person (natural person/legal person), and under such circumstance, the assigns shall enjoy and assume the same rights and obligations same to which the Pledgee enjoys and assumes under this Contract, as if the assigns is the original party to the Contract. When the Pledgee transfers any of its rights and obligations under the business cooperation agreement, the Pledgor shall sign any necessary agreement and/or instruments at the request of the Pledgee.

9.4	After the Pledgee changes upon the transfer, the Pledgor shall enter into a new pledge contract containing the content substantially same to this Contract with the new pledgee.

9.5	The Pledgor shall strictly comply with the provisions of this Contract and any other contract entered into with any other party or parties, perform the obligations under this Contract and other contracts, and should not take any action/non-action which may substantially affect the validity and enforceability of the abovementioned contracts. Unless with the written direction of the Pledgee, the Pledgor should not exercise its remaining rights regarding the Pledged Equity Interests.

10.	Termination

This Contract terminates once the transfer of the proceedings arising from the Major Contracts is completed, and the Pledgor no longer assumes any obligations under the Major Contracts and is no longer authorized as shareholder of the Company. And the Pledgee shall cancel or revoke this Contract as soon as practical upon the termination of this Contract.

11.	Costs and Expenses

Any and all costs and expenses actually incurred in connection with this Contract, including but not limited to legal expenses, costs, stamp duty, as well as any other taxes and fees, will be fully borne by Party A.

12.	Confidentiality

Each Party recognizes and confirms this Contract, the content of this Contract, and any and all oral and written information exchanged among them for the preparation and performance of this Contract shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (a) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Contract, or (b) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (c) any information disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Contract for any reason.

13.	Applicable Law and Dispute Resolution

The formation of this Contract, its validity, interpretation, performance, change, and termination of this Contract, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC.

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Contract through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Beijing in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

In the event of any dispute arising from the interpretation or performance of this Contract, and in the course of the arbitration of any dispute, each Party shall continue the performance of its rights and obligations hereunder excepted for those disputed ones.

14.	Notices

All the notices and other communications required by or sent pursuant to this Contract shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused; or

the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

Each Party’s address for purpose of notice is as follows:

Pledgee:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Xueling Li
Facsimile:

Pledgor:	Bin Zhao
Address:	No.501, Door 2, Suite 6, Jiefang East yard, 55 Dongxi, Luoyang, He’nan Province
Facsimile:

Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

15.	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Contract shall not be affected in any aspect. The Parties shall in good faith, endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties, to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

16.	Appendices

The appendix hereto is an integral part of this Contract.

17.	Effectiveness

Any amendment, supplement or change to this Contract shall be made in writing, and can only become effective with the signatures or seals of the Parties and registration with governmental authorities in accordance with applicable rules (if applicable).

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Equity Pledge Contract to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

By Authorized Representative: (Seal)
Date:

Party B:	Bin Zhao

By:	/s/ Bin Zhao
Date:

Appendix 1

List of Major Contracts

1.	Exclusive Business Cooperation Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company Limited and Beijing Tuda Science and Technology Company Limited.

2.	Exclusive Preemptive Right Contract, dated May 27, 2011, by and among Duowan Entertainment Information Technology (Beijing) Company Limited, Bin Zhao and Beijing Tuda Science and Technology Company Limited.

3.	Exclusive Technology Support and Technology Services Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company Limited and Beijing Tuda Science and Technology Company Limited.

4.	Power of Attorney, dated May 27, 2011, signed by Bin Zhao

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Contract”), dated July 1, 2011, is made in the People’s Republic of China (the “PRC”), by and between:

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited (“Pledgee”)
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing

Party B:	Jin Cao (“Pledgor”)
Address:

The Pledged equity interest is about the company called Beijing Tuda Science and Technology Company Limited. The registration number is 110108008398900.

(Pledgor and Pledgee individually, a “Party”; collectively, the “Parties”).

WHEREAS

1.	The Pledgor is a Chinese citizen in the PRC, holding 0.7666% equity interests of Beijing Tuda Technology Co., Ltd. (the “Company”) as of the date hereof, pledged equity interests of RMB7.666 thousand per ten thousand shares. The Company is a limited liability company registered in Beijing, the PRC, engaged in the Internet-based value-added telecommunications services. Party B will cause the Company to confirm the rights and obligations of the Pledgor and the Pledgee under this Contract and to provide necessary assistance for the registration of such pledge.

2.	The Pledgee is a limited liability company registered in Beijing. The Pledgee, the Pledgor and/or the Company entered into a series of legal documents, including an Exclusive Business Cooperation Agreement, which are made for the purpose of formation of the Pledgee’s control over the Company (“Controlling Agreements”).

3.	The Pledgor agrees to pledge all of its equity interests in the Company to the Pledgee as security for the performance of the obligations hereunder by Party B and/or the Company.

NOW, THEREFORE, the Parties agree as follows through friendly negotiations:

1.	Definitions

Unless otherwise required in the context, in this Contract:

1.1	Pledge means the secured property rights granted to the Pledgee by the Pledgor in accordance with Section 2 of this Contract, i.e., the right of the Pledgee to be compensated at first priority with respect to the price of sale or disposal of such equity interests pledged to the Pledgee by the Pledgor.

1.2	Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company now and in the future.

1.3	Pledged Equity Interests mean any and all equity interests duly owned by the Pledgor in the Company, to be pledged by the Pledgor.

1.4	Pledge Term means the period as specified in Section 3 of this Contract.

1.5	Major Contracts mean the agreements listed in Appendix 1 hereto, including a series of Controlling Agreements by and among the Pledgor and/or the Company and the Pledgee, such as the Exclusive Business Cooperation Agreement.

1.6	An Breaching Event means any event listed in Section 7 hereof.

1.7	Default Notice means the notice given by the Pledgee regarding the Breaching Event in accordance with this Contract.

2.	Pledge

The Pledgor hereby pledges any and all equity interests of the Company owned by it now and in the future as security for its timely and complete performance of the Pledgor’s obligations to discharge of liabilities, other monetary payments, as well as all other obligations under the Major Contracts, no matter the monetary payment obligation becomes due and payable as a result of its maturity, demand of earlier collection or any other reasons.

3.	Pledge Term

3.1	This Pledge becomes effective immediately after the equity interests pledged hereunder is recorded on the share register of the Company, and remains valid until Party B is no longer authorized as shareholder of the Company. Each Party agrees that the Pledgor shall record the equity interests pledge under this Contract on the share register of the Company within three (3) business days upon the execution hereof.

3.2	During the Pledge Term, if Party B fails to perform the obligations in accordance with the provisions of the Major Contracts, the Pledgee is entitled, however not obligated, to dispose the Pledged Equity Interests pursuant to law and this Contract.

4.	Custody of Pledge Certificate

4.1	During the Pledge Term, the Pledgor shall deliver its capital contribution certificate and the share register of the Company in which the pledge is recorded to the custody of the Pledgee. The Pledgor shall deliver the abovementioned capital contribution certificate and the share register of the Company in which the pledge is recorded to the Pledgee within one (1) week upon the execution of this Contract. And the Pledgee shall remain the custodian of such documents throughout the whole Pledge Term as mentioned herein.

4.2	During the Pledge Term, the Pledgee has the right to collect the dividends arising from the Equity Interests.

5.	Pledgor’s Representations and Warranties

5.1	The Pledgor is the only legal owner of the Equity Interests.

5.2	The Pledgee has the right to dispose or transfer the Equity Interests according to the ways as described in this Contract.

5.3	The Pledgor has not created any other pledge or other security interest over the Equity Interests, except for this Pledge.

6.	Pledgor’s Undertakings and Confirmation

6.1	During the term of this Contract, the Pledgor undertakes to the Pledgee that:

6.1.1	Without prior written consent of the Pledgee, the Pledgor may not transfer the Equity Interests, or create or allow the creation of any new pledge or any other encumbrances upon the Equity Interests, except for the purpose of performance of the Major Contracts;

6.1.2	The Pledgor will abide by the provisions of all laws and regulations related to the Pledge, and upon receiving any notice, order or direction given or formulated by any competent authority with respect to the Pledge, the Pledgor will notify the Pledgee of such notice, order or direction within five (5) days upon the receipt thereof, and at same comply with such notice, order or direction, or submit any dissenting opinions and statements at the request of the Pledgee or with the consent of the Pledgee;

6.1.3	The Pledgor will immediately notify the Pledgee of any event or notice received which may possibly affect the Equity Interests of the Pledgee or any part of the Plegee’s rights, and any other event or received notice which may possibly change the warrants and obligations of the Pledgor under this Contract, or the performance of obligations hereunder by the Pledgor.

6.2	The Pledgor agrees that, the rights granted to the Pledgee regarding the Pledge in accordance with this Contract shall not be interrupted or impaired by any legal proceedings initiated by the Pledgor, its successors, its authorized persons, or any other person.

6.3	The Pledgor warrants to the Pledgee that, for safeguarding or consummating the guaranty regarding the transfer of earnings under the Major Contracts in accordance with this Contract, the Pledgor will faithfully sign, or cause the other party materially related to the Pledge to sign, all the right certificates or instruments as required by the Pledgee, and/or take, or cause the other party materially related to the Pledge to take, any acts as required by the Pledgee, facilitate the exercise of rights and authorizations granted to the Pledgee hereunder, enter into any documents related to the ownership of the Equity Interests with the Pledges or its designated persons (natural person/legal person), and provide to the Pledgee any and all notices, orders and decisions relating to the Pledge as deemed necessary by the Pledgee within the reasonable period.

6.4	The Pledgor warrants to the Pledgee that, the Pledgor will abide by and perform all the warrants, undertakings, agreements, representations and conditions under this Contract, and the Pledgor will indemnify the Pledgee of all losses incurred that is caused by the failure in or partial failure in the performance of such warrants, undertakings, agreements, representations or conditions by the Pledgor.

7.	Breaching Event

7.1	Any of the following is deemed as an Breaching Event:

7.1.1	Party B fails to transfer the earnings under the Major Contracts in full and according to the timeline, or commits any act in violation of the Major Contracts and this Contract;

7.1.2	Any of representations or warrants made by the Pledgor in Section 5 hereof is materially misleading or wrong, and/or, the Pledgor breaches any of the representations or warrants made by the Pledgor in Section 5 hereof;

7.1.3	The Pledgor fails to record the Pledge on the share register of the Company in accordance with Clause 3.1;

7.1.4	The Pledgor breaches any provision of this Contract;

7.1.5	Except for the circumstance agreed to in Clause 6.1.1, the Pledgor waives the Pledged Equity Interests, or transfers or intends to transfer the Pledged Equity Interests without the prior written consent of the Pledgee;

7.1.6	Any external borrowings, guaranties, indemnification, undertakings or any other liabilities of the Pledgor (1) shall be repaid or performed earlier due to its default; or (2) cannot be repaid or performed when due;

7.1.7	Any or all consents, permits, approvals or authorizations from the governmental authorities necessary for the enforceability, legality or validity of this Contract, are revoked, suspended, invalidated, or materially changed;

7.1.8	Promulgation of application laws makes this Contract becomes illegal, or the Pledgor cannot continue the performance of its obligations hereunder;

7.1.9	Any adverse change to assets owned by the Pledgor makes the Pledgee to believe that the ability of the Pledgor to perform its obligations hereunder has been affected;

7.1.10	Any other circumstance which makes the Pledgee unable or possibly unable to dispose the Pledge in accordance with applicable laws.

7.2	The Pledgor shall immediately notify the Pledgee in writing of the occurrence of any event mentioned in Clause 7.1 or any event which may cause the occurrence of any abovementioned event.

7.3	Unless any of the abovementioned Breaching Event has been resolved to the satisfaction of the Pledgee, the Pledgee is entitled to give a written Default Notice to the Pledgor anytime upon or following the occurrence of any Breaching Event of the Pledgor, requiring the Pledgee to dispose the Pledge in accordance with Section 8 of this Contract.

8.	Exercise of Pledge

8.1	The Pledgor should not transfer any of the Equity Interests of the Company owned by it before the liabilities are discharged and all other material obligations are performed under the Major Contracts.

8.2	The Pledgee may give a Default Notice to the Pledgor when exercising the Pledge.

8.3	Subject to Clause 7.3, the Pledgee may exercise the right to dispose the Pledge at the same time or at anytime after the Pledgee gives the Default Notice in accordance with Clause 7.2. The Pledgor no longer owns any right or benefit in relation to the Equity Interests once the Pledgee decides to exercise the right to dispose the Pledge.

8.4	As of the occurrence of any Breaching Event, the Pledgee is entitled to dispose the Pledged Equity Interests according to legal procedure, to the extent allowed by laws and in accordance with applicable laws, and does not need to distribute any of the proceedings of such disposal to the Pledgor; the Pledgor hereby waives the contingent right to require for distribution from the Pledgee of any proceedings of such disposal. Similarly, the Pledgor should not be held liable for any losses which the Pledgee may incur by following the disposal of the Pledged Equity Interests.

8.5	As the Pledgee disposes the Pledge in accordance with this Contract, the Pledgor and the Company shall provide assistance necessary for the realization of the Pledge by the Pledgee.

9.	Transfer

9.1	Unless with the prior consent of the Pledgee, the Pledgor has no right to grant or transfer any of its rights and obligations hereunder.

9.2	This Contract shall be binding upon the Pledgor and its successors and permitted assigns, and inure to the benefit of the Pledgee and its successors and permitted assigns.

9.3	The Pledgee has the right to, at anytime, transfer any of its rights and obligations under the business cooperation agreement to its designated person (natural person/legal person), and under such circumstance, the assigns shall enjoy and assume the same rights and obligations same to which the Pledgee enjoys and assumes under this Contract, as if the assigns is the original party to the Contract. When the Pledgee transfers any of its rights and obligations under the business cooperation agreement, the Pledgor shall sign any necessary agreement and/or instruments at the request of the Pledgee.

9.4	After the Pledgee changes upon the transfer, the Pledgor shall enter into a new pledge contract containing the content substantially same to this Contract with the new pledgee.

9.5	The Pledgor shall strictly comply with the provisions of this Contract and any other contract entered into with any other party or parties, perform the obligations under this Contract and other contracts, and should not take any action/non-action which may substantially affect the validity and enforceability of the abovementioned contracts. Unless with the written direction of the Pledgee, the Pledgor should not exercise its remaining rights regarding the Pledged Equity Interests.

10.	Termination

This Contract terminates once the transfer of the proceedings arising from the Major Contracts is completed, and the Pledgor no longer assumes any obligations under the Major Contracts and is no longer authorized as shareholder of the Company. And the Pledgee shall cancel or revoke this Contract as soon as practical upon the termination of this Contract.

11.	Costs and Expenses

Any and all costs and expenses actually incurred in connection with this Contract, including but not limited to legal expenses, costs, stamp duty, as well as any other taxes and fees, will be fully borne by Party A.

12.	Confidentiality

Each Party recognizes and confirms this Contract, the content of this Contract, and any and all oral and written information exchanged among them for the preparation and performance of this Contract shall be deemed as confidential information. Each Party shall hold in confidence all such confidential information, and without the written consent from the other Parties, should not disclose any confidential information to any third party, provided that, confidential information shall not include information that (a) is or becomes available to the public other than as a result of disclosure by the receiving Party in violation of this Contract, or (b) any information which must be disclosed pursuant to laws and regulations, stock trading rules, or as required by order or decree of governmental authorities or courts; or (c) any information disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions contemplated herein, who are bound by confidentiality obligation similar to this provision. Any disclosure of confidential information by the professionals or institutions engaged by either Party shall be deemed as the disclosure by such Party, and such Party shall be held liable for breach. This provision shall survive the termination of this Contract for any reason.

13.	Applicable Law and Dispute Resolution

The formation of this Contract, its validity, interpretation, performance, change, and termination of this Contract, and the settlement of any dispute between the Parties, shall be governed by and construed in accordance with the laws of the PRC.

The Parties will firstly attempt in good faith to resolve any and all disputes arising out of or relating to this Contract through friendly consultations. If a dispute is not resolved through friendly consultations within 30 days from the date a Party gives the other Party written notice of the dispute, then each Party may submit the dispute to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with then effective arbitration rules. The arbitration shall be conducted in Beijing in Chinese. The award of the arbitration tribunal shall be final and binding upon the Parties.

In the event of any dispute arising from the interpretation or performance of this Contract, and in the course of the arbitration of any dispute, each Party shall continue the performance of its rights and obligations hereunder excepted for those disputed ones.

14.	Notices

All the notices and other communications required by or sent pursuant to this Contract shall be delivered to the following address of each Party in person, by registered mail, prepaid post, or commercial courier services, or facsimile. Each notice shall be confirmed with a respective email. Delivery shall be deemed to have occurred:

the same day (local time at the recipient’s place of business) on which delivery is made by personal delivery, or by courier services, registered mail, or prepaid post, or delivery is refused; or

the day of delivery being successfully made, if by facsimile (certified by the automatically generated transmission confirmation).

Each Party’s address for purpose of notice is as follows:

Pledgee:	Duowan Entertainment Information Technology (Beijing) Company Limited
Address:	Suite B1507, Huizhi Plaza, 9 Xueqing Road, Haidian District, Beijing
Attention:	Xueling Li
Facsimile:

Pledgor:	Jin Cao
Address:	6-1-301, Guanjingli, Hongqi South Road, Nankai District, Tianjin
Facsimile:

Each Party may at anytime change its address for receiving notices by giving a notice to the other Parties in accordance with this clause.

15.	Severability

If any single or multiple provisions hereof are judged invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality and enforceability of the remaining provisions of this Contract shall not be affected in any aspect. The Parties shall in good faith, endeavor to use valid provisions to the extent allowed by laws and reflecting the intensions of all the Parties, to replace those invalid, illegal or unenforceable provisions, provided that, the economic effects achieved by such valid provisions shall be similar to the economic effects achieved by those invalid, illegal or unenforceable provisions.

16.	Appendices

The appendix hereto is an integral part of this Contract.

17.	Effectiveness

Any amendment, supplement or change to this Contract shall be made in writing, and can only become effective with the signatures or seals of the Parties and registration with governmental authorities in accordance with applicable rules (if applicable).

[Signature page]

IN WITNESS WHEREOF, the Parties hereto have caused this Equity Pledge Contract to be executed by their duly authorized representatives as of the date first above written.

Party A:	Duowan Entertainment Information Technology (Beijing) Company Limited

By Authorized Representative: (Seal)
Date:

Party B:	Jin Cao

By:	/s/ Jin Cao
Date:

Appendix 1

List of Major Contracts

1.	Exclusive Business Cooperation Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company Limited and Beijing Tuda Science and Technology Company Limited.

2.	Exclusive Preemptive Right Contract, dated May 27, 2011, by and among Duowan Entertainment Information Technology (Beijing) Company Limited, Jin Cao and Beijing Tuda Science and Technology Company Limited.

3.	Exclusive Technology Support and Technology Services Agreement, dated December 3, 2009, by and between Duowan Entertainment Information Technology (Beijing) Company Limited and Beijing Tuda Science and Technology Company Limited.

4.	Power of Attorney, dated May 27, 2011, signed by Jin Cao.